--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.
[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           EUROPEAN EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The investment objective of the European Equity Portfolio is to seek long-term capital growth through investment in common stocks of European issuers. Common stocks for this purpose include stocks and equivalents such as securities convertible into common stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                                    -----------------------------------
                                                             AVERAGE
                                                             ANNUAL
                                                  ONE         SINCE
                                       YTD       YEAR       INCEPTION
                                    ---------  ---------  -------------
PORTFOLIO.........................      12.16%     10.10%       20.86%
INDEX.............................      17.61      18.70        16.35

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (assumes dividends reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The total return of the Portfolio for the nine month period ended September 30, 1995 was 12.16% as compared to 17.61% for the Morgan Stanley Capital International (MSCI) Europe Index for the same period. Total return for the twelve months ended September 30, 1995 and the average annual total return for the period from inception on April 2, 1993 through September 30, 1995 were 10.10% and 20.86%, respectively, compared to 18.70% and 16.35% for the MSCI Europe Index for the same periods.

For the three months ended September 30, 1995, the total return of the Portfolio was 0.95% compared with 4.20% for the Index for the same period. The underperformance is largely explained by the poor relative returns of value companies following two good years in 1993 and 1994. The sectors that have performed strongly this year include pharmaceuticals, media and technology, areas in which we find it hard to locate good quality cheap companies. The Portfolio also has exposure to smaller companies that are not well represented in the MSCI Europe Index. Small capitalized stocks have underperformed the Index for several years and this is an area where we continue to find good investment opportunities going forward.

During the quarter, the Nordic countries were particularly strong performers up 12.3% in U.S. dollar terms, with Sweden the strongest market up 18.5% on the MSCI Europe Index. France continued its disappointing run, down nearly 4%, however, this is a market in which we are starting to find new investment ideas following a long period of being underweight. Austria was the only market to show worse returns than France during the period.

The investment environment in Europe continues to be benign. On the positive side markets have benefitted from a generally rising U.S. dollar, the knock-on effect of a strong U.S. equity market and the lowering of German interest rates earlier in the quarter. Reported levels of economic growth have not been so positive, however, particularly after the strong performance in 1994. Last year, strong growth came from substantially increased exports and restocking. So far this year growth levels have not lived up to expectations, particularly export growth which has been hindered by the currency strength of the deutschemark block. While export growth has declined there has been little economic pick up in the domestic sector. Consumer confidence is particularly low not helped by continuing high levels of unemployment. The employment picture is no longer deteriorating, however, there is also little sign of a substantial improvement. The inflation picture in Europe remained mixed but has generally surprised on the downside. In Germany and the other hard currency countries inflation has continued its downward trend. The most recent figures show German inflation falling below the Bundesbank's target of 2.0% for the first time in six years. In other European countries inflationary pressure has proved stronger partly as a result of weaker currencies.

During the last three months we have added the following new ideas to the investment program.

Oerlikon-Buehrle is a diversified group with interests including Bally shoes, vacuum technology and its traditional defense business. It has dramatically reduced its exposure to defense and is currently restructuring its other division that will lead to marked profit growth in 1996. It currently trades at book value and 5x price to cash flow.

Sulzer is a diversified engineering company based in Switzerland. Their businesses include medical technology, textile and paper machinery and plant and building technology. Sulzermedica is a non-cyclical business and particularly important contributor to group profits. The stock has underperformed a strong Swiss market in recent months but now looks cheap and well placed for recovery. The increased demand for paper and weaving machines is particularly important as well as the continuing returns from medical equipment.

BNP is one of the big four French commercial banks. As is the case with the rest of the French financial sector, its share price has showed marked underperformance in the year-to-date, arising out of fears over the French property market and persistent weak loan demand in the French lending market. Lending margins in France are at structurally low levels due to historical distortions in the market and persistent fierce competition among lenders. BNP is subject to these pressures, along with the rest of the French banking sector. It does however have scope to cut costs and possesses one of the largest retail branch networks in France. Its current discount to book value shows the bank to be undervalued on a theoretical normalized ROE basis, especially when compared to its rival, Societe Generale.

Peugeot is a leading volume car producer with a 12% share of the European market. The company has undergone a comprehensive restructuring program which has led to significant improvements in production efficiency. A strong balance sheet and a wide range of promising new models should help the company gain market share as the European auto market recovers.

INVESTMENTS (UNAUDITED)
---------
SEPTEMBER 30, 1995

                                                   VALUE
 SHARES                                            (000)
--------                                         ----------
COMMON STOCKS (90.0%)
  BELGIUM (2.3%)
   4,500    Arbed S.A.                           $      597
  11,000    Delhaize Freres et Cie, 'Le Lion',
             S.A.                                       465
  12,000    G.I.B. Holdings Ltd.                        506
      55    G.I.B. Holdings Ltd. (New)                    2
                                                 ----------
                                                      1,570
                                                 ----------
  DENMARK (1.4%)
  21,300    Unidanmark A/S, Class A
             (Registered)                               930
                                                 ----------
  FINLAND (3.4%)
  55,500    Amer-Yhtymae Oy, Class A                  1,064
  25,000    Huhtamaki Oy, Series 1                      859
  40,600    Kansallis-Osake Pankki                       43
  20,000    Pohjola Insurance Co., Ltd., Class
             B                                          354
                                                 ----------
                                                      2,320
                                                 ----------
  FRANCE (12.7%)
  23,500    Banque Nationale de Paris                   921
   1,700    Bongrain S.A.                               914
   4,804    Cie de Saint Gobain                         585
  15,500    Credit Lyonnaise CDI                        951
  15,000    Elf Aquitaine                             1,012
   8,000    Eridania Beghin-Say S.A.                  1,209
   3,805    Legris Industries S.A.                      132
   3,100    Precision Mecaniques Labinal S.A.           477
   4,800    PSA Peugeot Citrogen S.A.                   656
  45,452    Thomson CSF                                 988
  12,000    Total S.A., Class B                         726
                                                 ----------
                                                      8,571
                                                 ----------
  GERMANY (11.9%)
   6,000    BASF AG                                   1,312
   3,260    Bayer AG                                    832
  16,000    Bremer Vulkan Verbund AG                    670
   4,500    Commerzbank AG                            1,023
   1,800    Karstadt AG                                 801
   2,500    Mannesmann AG                               818
   3,700    Varta AG                                    787
  22,000    Veba AG                                     872
   3,000    Volkswagen AG                               972
                                                 ----------
                                                      8,087
                                                 ----------
  ITALY (5.9%)
 411,000    Editoriale L'Expresso S.p.A.                739
 520,000    Impregilo S.p.A.                            472
  20,305    Safilo S.p.A.                               184
 500,000    Stet Di Risp (NCS)                        1,167
 205,500    Telecom Italia S.p.A.                       339
 210,000    Telecom Italia S.p.A. Di Risp
             (NCS)                                      275

                                                   VALUE
 SHARES                                            (000)
--------                                         ----------
 242,200    Unicem Di Risp (NCS)                 $      791
                                                 ----------
                                                      3,967
                                                 ----------
  NETHERLANDS (11.1%)
  29,000    ABN Amro Holdings N.V.                    1,200
   5,500    Akzo Nobel N.V.                             660
   7,599    Hollandsche Beton Groep N.V.              1,145
  12,812    Internationale Nederlanden Groep
             N.V.                                       744
  11,000    Koninklijke Bijenkorf Beheer N.V.           804
  25,000    Koninklijke Van Ommeren N.V.                797
  23,500    Philips Electronics N.V.                  1,146
  30,000    Royal PTT Nederland N.V.                  1,059
                                                 ----------
                                                      7,555
                                                 ----------
  NORWAY (2.4%)
 200,000    Den Norske Bank A/S, Class A Free           551
  16,513    Hafslund Nycomed, Class B                   428
  53,000    Saga Petroleum A/S, Class B                 646
                                                 ----------
                                                      1,625
                                                 ----------
  PORTUGAL (0.2%)
   1,905    Portuguese Investment Fund                  119
                                                 ----------
  SPAIN (8.1%)
  68,000    Asturiana del Zinc S.A.                     698
  17,000    Banco de Santander S.A.                     712
  60,000    Banco Espanol de Credito S.A.               398
  11,518    Bodegas y Bebidas S.A.                      303
  27,870    Grupo Duro Felguera S.A.                    118
 110,000    Iberdrola S.A.                              831
 106,000    Sevillana de Electricidad S.A.              688
 125,000    Telefonica Nacional de Espana S.A.        1,719
                                                 ----------
                                                      5,467
                                                 ----------
  SWEDEN (2.0%)
 140,000    Skandinaviska Enskilda Banken,
             Class A                                    907
  19,000    S.K.F. AB, Class B                          419
                                                 ----------
                                                      1,326
                                                 ----------
  SWITZERLAND (15.6%)
     870    Alusuisse-Lonza Holdings Ltd.
             (Registered)                               645
     800    Ascom Holdings AG (Bearer)                  851
     460    Bobst AG (Bearer)                           708
     700    Ciba-Geigy AG (Bearer)                      559
     800    Ciba-Geigy AG (Registered)                  641
   2,200    Forbo Holding AG (Registered)               927
   1,030    Hero AG (Bearer)                            495
   1,400    Magazine Globus (Participating
             Certificates)                              920

                                                   VALUE
 SHARES                                            (000)
--------                                         ----------
  SWITZERLAND (CONTINUED)
   1,100    Nestle S.A. (Registered)             $    1,126
  16,100    Oerlikon-Buehrle Holding AG
             (Registered)                             1,267
   1,000    Schweizerische
             Industrie-Gesellschaft Holdings
             (Registered)                             1,073
   1,000    Sulzer AG (Participating
             Certificates)                              550
   1,200    SwissAir (Registered)                       830
                                                 ----------
                                                     10,592
                                                 ----------
  UNITED KINGDOM (13.0%)
 145,500    Asprey plc                                  248
  70,000    Associated British Foods plc                758
 249,990    Automated Security Holdings plc             168
  20,000    Bass plc                                    202
 200,000    BET plc                                     420
  70,000    BSM Group plc                               180
 270,000    Christian Salvesen plc                    1,131
 118,856    John Mowlem & Co. plc                       116
  75,000    Kwik Save Group plc                         777
  24,895    McAlpine (Alfred) plc                        49
  67,222    Reckitt & Colman plc                        698
 295,014    Rolls-Royce plc                             811
 174,411    Royal Insurance Holdings plc                973
 136,000    Sketchley plc                               269
 110,220    Tate & Lyle plc                             782
  30,000    Unilever plc                                599
   2,537    Wembley plc                                  12
 265,000    WPP Group plc                               624
                                                 ----------
                                                      8,817
                                                 ----------
TOTAL COMMON STOCKS (Cost $57,928)                   60,946
                                                 ----------
PREFERRED STOCKS (3.5%)
  GERMANY (3.5%)
   3,000    RWE AG                                      814
   3,000    Spar Handels AG                             752
   3,200    Volkswagen AG                               757
                                                 ----------
TOTAL PREFERRED STOCKS (Cost $2,127)                  2,323
                                                 ----------

 NO. OF                                            VALUE
WARRANTS                                           (000)
--------                                         ----------
WARRANTS (0.0%)
  SWITZERLAND (0.0%)
   2,500    Holderbank Financiere Glaris AG,
             expiring 12/20/95 (Cost $0)         $        3
                                                 ----------
TOTAL FOREIGN SECURITIES (93.5%) (Cost
$60,055)                                             63,272
                                                 ----------

  FACE
 AMOUNT
 (000)
--------
SHORT-TERM INVESTMENT (1.4%)
  REPURCHASE AGREEMENT (1.4%)
$      964  Chase Manhattan Bank, N.A., 6.00%,
             dated 9/29/95, due 10/02/95, to
             be repurchased at $964,
             collateralized by $845 United
             States Treasury Bonds, 8.125%,
             due 8/15/19, valued at $988 (Cost         964
             $964)
                                                 ---------
FOREIGN CURRENCY (11.1%)
L     1,831  British Pound                           2,893
DM  6,600   Deutsche Mark                            4,619
FF      22  French Franc                                 4
                                                 ---------
TOTAL FOREIGN CURRENCY (Cost $7,346)                 7,516
                                                 ---------
TOTAL INVESTMENTS (106.0%) (Cost $68,365)           71,752
                                                 ---------

OTHER ASSETS AND LIABILITIES (-6.0%)
  Other Assets                                        353
  Liabilities                                      (4,391)
                                                  --------
                                                   (4,038)
                                                  --------
NET ASSETS (100%)                                 $67,714
                                                  --------
                                                  --------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE
  Applicable to 4,784,799 outstanding $.001 par
  value shares (authorized 500,000,000 shares)     $ 14.15
                                                  --------
                                                  --------

------------------------
CDI --Certificate of Investment
NCS--Non Convertible Shares